SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022 (April 26, 2022)
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio 45036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	LCNB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the shareholders of LCNB was held on April 26, 2022. At the meeting, the following items were voted on by the shareholders of LCNB:
1.Electing four Class II directors for a three-year term;
2.Elimination of cumulative voting for future director elections;
3.Advisory vote approving the compensation of our named executive officers;
4.Advisory vote on the frequency of the advisory vote approving the compensation of the named executive officers; and
5.Ratifying the appointment of BKD, LLP as the independent registered accounting firm for LCNB for the fiscal year ending December 31, 2022.

The following nominees were elected as Class II directors by the votes indicated below. In addition to the votes reported below, there were 1,857,201 broker non-votes on the proposal for the election of each director.

Director	For	Withheld
Steven P. Foster	6,550,603	655,261
Michael J. Johrendt	6,403,926	801,938
Anne E. Krehbiel	6,561,744	644,119
Takeitha W. Lawson	6,622,253	583,610

The outcome of the vote for of the elimination of cumulative voting for future director elections is indicated below. The proposal for the elimination of cumulative voting did not receive the requisite affirmative votes for approval. In addition to the votes reported below, there were 1,857,201 broker non-votes on this proposal.

For	Against	Abstain
5,203,470	1,644,468	367,926

The outcome of the advisory vote approving the compensation of our named executive officers is indicated below. In addition to the votes reported below, there were 1,857,201 broker non-votes on this proposal.

For	Against	Abstain
6,445,855	386,037	383,972

The outcome of the advisory vote for the frequency of the advisory vote approving the compensation of our named executive officers is indicated below. In addition to the votes reported below, there were 1,857,201 broker non-votes on this proposal.

Every One Year	Every Two Years	Every Three Years	Abstain
6,192,189	198,058	516,238	309,379

The ratification of the appointment of BKD, LLP as the independent registered accounting firm for LCNB was approved by the votes indicated below. There were no broker non-votes on this proposal.

For	Against	Abstain
8,817,056	57,315	198,694

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: April 27, 2022	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer